UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2006
GENERAL NUTRITION CENTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	333-114502 (Commission File Number)	72-1575168 (IRS Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania (Address of principal executive offices)		15222 (Zip Code)
(412) 288-4600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 18, 2006, General Nutrition Corporation (the “Company”), an indirect wholly-owned subsidiary of General Nutrition Centers, Inc., entered into a settlement agreement effective on that date (the “Agreement”) with Nutrition 21, Inc., a New York corporation (“Nutrition 21”), to settle patent litigation brought by Nutrition 21 against the Company in the United States District Court for the Eastern District of Texas, Tyler Division. As part of the Agreement, the Company acknowledged the validity of the U.S. patents owned by Nutrition 21 that were involved in the litigation (Nos. 5,087,623; 5,087,624; and 5,175,156).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 22, 2006

GENERAL NUTRITION CENTERS, INC. (Registrant)

By:	/s/ Mark L. Weintrub

Mark L. Weintrub Senior Vice President and Chief Legal Officer

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